Exhibit 99.1

NEWS
FINANCIAL RELATIONS BOARD	RE:	MHI Hospitality Corporation 814 Capitol Landing Road Williamsburg, VA 23185 (757) 229-6548

TRADED: AMEX: MDH

FOR YOUR INFORMATION:

AT THE COMPANY:	AT THE FINANCIAL RELATIONS BOARD:
Bill Zaiser	Georganne Palffy
Chief Financial Officer	General Information
(301) 474-3307	(312) 640-6768

FOR IMMEDIATE RELEASE

TUESDAY, MARCH 22, 2005

MHI HOSPITALITY CORPORATION REPORTS 2004 FINANCIAL RESULTS

Williamsburg, VA – March 22, 2005 – MHI Hospitality Corporation (AMEX: MDH), a self advised lodging real estate investment trust (REIT), today reported results for the year and period ended December 31, 2004 and its business outlook for 2005.

Highlights

➢	Successful completion of initial public offering of six million shares with additional 700,000 shares exercised of the underwriter’s over-allotment option, for net proceeds of $61.3 million.
➢	$23 million revolving line of credit with Branch Banking & Trust Company.
➢	Acquired six initial hotel properties for aggregate consideration of approximately $15 million in cash, 3,817,036 units of interest in our operating partnership and the assumption of approximately $50.8 million in debt.
➢	Acquired leasehold interest in Shell Island Resort for $3.5 million.
➢	Declared a quarterly dividend of $0.17 per share payable on April 11, 2005.

Andrew M. Sims, President and CEO of MHI Hospitality Corporation, commented, “We are pleased to have completed successfully our initial public offering. We believe that given the signs of the lodging industry recovery and the breadth of experience of our management team through numerous industry cycles, we will be able to identify and capitalize on growth opportunities. Our initial portfolio of full-service upscale and mid scale hotels located in the middle Atlantic and Southeastern United States exemplifies our investment strategy of purchasing and repositioning underperforming hotels below replacement cost. We are seeing attractive investment opportunities, including both performing and distressed properties, and we are optimistic that execution of our stated strategy will result in enhanced shareholder value.”

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Operating Results

The company completed its initial public offering on December 21, 2004. The financial results presented below and in the accompanying table reflect operations of the company from December 21, 2004 through December 31, 2004.

Consolidated Total Revenue was $0.66 million and Consolidated Net Loss was $(2.53) million, or $(0.42) per share, for the eleven day period ended December 31, 2004. The Consolidated Net Loss reported was primarily attributable to one-time charges relating to the company’s initial public offering, including a one-time fee of $2.0 million for the amendment and restructuring of management agreements for our initial hotels, $720,000 in start-up costs, and $1.1 million in other costs related to the organization of the company. Funds from operations, or FFO, excluding extraordinary items and minority interest, was $(3.97) million, or $(0.66) per share for the period.

FFO is a non-GAAP financial measure within the meaning of the rules of the Securities and Exchange Commission. Management believes FFO is a key measure of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance. A reconciliation of this non-GAAP financial measure is included in the accompanying financial tables.

Balance Sheet/Liquidity

The company used approximately $42.1 million out of the total $61.3 million of net proceeds from its initial public offering to repay outstanding indebtedness, and fund the acquisition of its six initial hotel properties during the period ended December 31, 2004. The company used an additional $3.5 million in cash proceeds to acquire the leasehold interest in Shell Island Resort, a condominium resort property in Wilmington, NC. At December 31, 2004, the company had $8.3 million of available cash.

The company, its operating partnership, MHI Hospitality L.P., and its subsidiary, MHI Hospitality TRS Holding, Inc., have obtained a revolving line of credit in the amount of $23 million with Branch Banking & Trust Company. This line of credit is secured by first mortgages on two of the company’s properties, the Holiday Inn Brownstone and the Hilton Philadelphia Airport, and will be used to acquire, repair or renovate properties and for working capital.

As previously announced, the company declared a quarterly dividend of $0.17 per share of common stock payable to shareholders of record on the close of business Tuesday, March 15, 2005. The dividend will be paid on Monday, April 11, 2005.

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Portfolio Update

The company has acquired six initial hotel properties as follows:

Location/Brand	Rooms	Purchase Price* (In thousands)
Hilton Philadelphia Airport, Philadelphia, PA	331	$26,113
Hilton Savannah DeSoto, Savannah, GA	246	27,280
Holiday Inn Downtown Williamsburg, Williamsburg, VA	137	5,093
Holiday Inn Brownstone, Raleigh, NC	188	9,370
Hilton Wilmington Riverside, Wilmington, NC	274	25,647
Maryland Inn, Laurel, MD	207	12,425

*	Represents consideration paid in the form of cash, operating partnership units at the offering price of $10 per unit and the assumption of $50.9 million of debt.

Outlook and Market Trends

Management anticipates that RevPAR growth for 2005 will be in the range of 5.0 percent to 6.0 percent. Given this forecast, management anticipates that for 2005, FFO per share will be in the range of $0.90-$0.95. Based on the portfolio’s strong performance in January and February 2005, management anticipates a solid year operationally, as current results are ahead of historical performance and favorable in comparison to selected lodging indices. This guidance is based upon the assumption of a continuation of the recovery in the lodging industry.

About MHI Hospitality Corporation

MHI Hospitality Corporation is a self-advised lodging REIT focused on the acquisition, redevelopment and management of midscale and upscale full service hotels in the mid-Atlantic and southeastern United States. Currently, the portfolio consists of six properties for a total of 1,381 rooms, the majority of which operate under the Hilton and Holiday Inn brands. More information on the company may be found on its website at www.mhihospitality.com.

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Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, are intended to identify forward-looking statements, which include statements concerning our outlook for the hotel industry and acquisition plans. Such statements are based on current expectations, estimates, and projections about the industry and markets in which the Company operates, as well as management’s beliefs and assumptions and information currently available to us. Forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties which may cause the Company’s actual financial condition, results of operation and performance to be materially different from the results of expectations expressed or implied by such statements. General economic conditions, including the timing and magnitude of the recovery in the hospitality industry, future acts of terrorism or war, risks associated with the hotel and hospitality business, the availability of capital, and other factors, may affect the Company’s future results, performance and achievements. These risks and uncertainties are described in greater detail in the Company’s Registration Statement on Form S-11 (SEC File No. 333118873) filed with the Securities and Exchange Commission. The Company undertakes no obligation and does not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FINANCIAL TABLES FOLLOW…

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MHI HOSPITALITY CORPORATION AND PREDECESSOR

CONSOLIDATED AND COMBINED BALANCE SHEETS

	MHI Hospitality December 31, 2004	The Predecessor December 31, 2003	The Predecessor December 31, 2002
ASSETS
Investment in hotel properties, net	$78,418,173	$27,941,021	$27,718,222
Cash and cash equivalents	8,314,353	67,365	154,381
Restricted real estate tax escrows	637,627	728,452	792,737
Accounts receivable	1,161,159	527,436	673,561
Accounts receivable-affiliate	400,216	1,007,154	754,650
Prepaid expenses, inventory and other assets	1,602,633	260,397	279,898
Shell Island lease purchase	3,500,000	—	—
Deferred financing costs, net	198,083	225,631	227,289

TOTAL ASSETS	$94,232,244	$30,757,456	$30,600,738

LIABILITIES & OWNERS' EQUITY

Mortgage loans	$25,753,188	$29,640,738	$30,548,250
Note payable related party	2,000,000	—	—
Short term loans/lines of credit	—	450,000	300,000
Accounts payable and accrued expenses	5,177,184	2,706,169	2,748,754
Advance Deposits	336,302	127,688	81,761
Due to affiliate	100,000	—	—

Total liabilities	33,366,674	32,924,595	33,678,765

Minority Interest in Operating Partnership	21,118,257	—	—

Commitments and contingencies (see Note 9)

OWNERS' EQUITY
Preferred stock, par value $0.01, 1,000,000 shares authorized, 0 shares issued and outstanding	—	—	—
Common stock, par value $0.01, 49,000,000 shares authorized, 6,000,000 shares issued and outstanding	60,000	—	—
Additional paid in capital	42,221,535	—	—
Accumulated deficit	(2,534,222)	—	—
Owners' equity accounts	—	(2,167,139)	(3,078,027)

TOTAL OWNERS' EQUITY	39,747,313	(2,167,139)	(3,078,027)

TOTAL LIABILITIES AND OWNERS' EQUITY	$94,232,244	$30,757,456	$30,600,738

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MHI HOSPITALITY CORPORATION

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

	MHI Hospitality Period From December 21, 2004 to December 31, 2004	The Predecessor Period From January 1, 2004 to December 20, 2004	The Predecessor Year Ended December 31, 2003	The Predecessor Year Ended December 31, 2002
Revenue
Rooms department	$438,603	$16,859,415	$15,828,663	$15,660,065
Food and beverage department	191,609	8,123,306	7,772,413	7,412,848
Other operating departments	28,946	889,144	834,130	886,114

Total revenue	659,158	25,871,865	24,435,206	23,959,027

EXPENSES
Hotel operating expenses
Rooms department	156,380	4,336,704	4,143,106	3,920,916
Food and beverage department	196,817	5,767,897	5,563,915	5,398,453
Other operating departments	10,174	454,037	416,213	420,284
Indirect	608,706	9,692,125	9,417,723	9,181,786

Total hotel operating expenses	972,077	20,250,763	19,540,957	18,921,439

Depreciation and amortization	172,899	1,714,734	2,045,250	2,236,136

Corporate general and administrative
Startup costs	722,550	—	—	—
Management restructuring fee	2,000,000	—	—	—
Other	1,080,068	—	—	—

Total operating expenses	4,947,594	21,965,497	21,586,207	21,157,575

OPERATING INCOME (LOSS)	(4,288,436)	3,906,368	2,848,999	2,801,452

Other income (expense)
Interest expense	(57,437)	(2,228,427)	(2,369,422)	(2,481,528)
Interest income	340	1,753	3,668	9,379
Income (loss) from minority interests	—	(90,877)	(190,177)	(226,478)
Gain (loss) on disposal of assets	—	—	(1,135)	—

Income (loss) before minority interest in operating partnership and income taxes	(4,345,533)	1,588,817	291,933	102,825

Minority Interest in predecessor company	—	(595,539)	(152,097)	(224,864)
Minority interest in operating partnership	1,611,311	—	—	—
Income tax benefit	200,000	—	—	—

Net income (loss)	$(2,534,222)	$993,278	$139,836	$(122,039)

Loss per share	(0.42)	—	—	—
Number of shares outstanding	6,000,000	—	—	—

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MHI HOSPITALITY CORPORATION AND PREDECESSOR

CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

	MHI Hospitality Period From December 21, 2004 to December 31, 2004	The Predecessor Period From January 1, 2004 to December 20, 2004	The Predecessor Year Ending December 31, 2003	The Predecessor Year Ending December 31, 2002
Cash Flows from Operating Activities:
Net Income (Loss)	$(2,534,222)	$993,278	$139,836	$(122,039)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	172,899	1,714,734	2,045,250	2,236,136
Deferred income taxes	(200,000)
Equity in net (income) loss of partnership investments	—	90,877	190,177	226,478
Minority interest in operating partnership	(1,611,311)	595,539	152,097	224,864
(Gain)/Loss on disposal of property and equipment	—	—	1,135	—
Changes in assets and liabilities:
Restricted Cash	—	90,825	64,285	(100,218)
Accounts receivable	(413,689)	(220,034)	146,125	(112,753)
Inventory and prepaid expenses	(541,702)	(34,682)	15,100	(92,690)
Other assets, net of accumulated amortization	(585,355)	(78,822)	(47,310)	(17,184)
Accounts payable and accrued expenses	2,606,641	(135,627)	(42,028)	(174,611)
Accrued expenses
Advance deposits	126,092	82,522	45,928	548

Net cash provided by (used in ) operating activities	(2,980,647)	3,098,610	2,710,595	2,068,531

Cash flows from investing activities:
Acquisition of hotel properties	(54,620,919)	—	—	—
Acquisition of leasehold interest	(3,500,000)	—	—	—
Improvements and additions to hotel properties	—	(927,689)	(1,278,647)	(1,213,987)
Proceeds from sale of assets	—	—	—	—

Net Cash used in investing activities	(58,120,919)	(927,689)	(1,278,647)	(1,213,987)

Cash flows from financing activities:
Proceeds from sale of common stock	60,000,000	—	—	—
Payment of issuance costs related to sale of common stock	(5,192,627)	—	—	—
Members' capital contributed	13,470,248	60,000	1,123,454	158,077
Members' capital distributed	—	(2,462,169)	(320,501)	(474,000)
Capital contributed to Brownestone Partners, LLC	—	(60,000)	(1,118,953)	(158,077)
Distributions received from Brownestone Partners, LLC	—	95,389	—	—
Minority party distributions	—	—	(184,000)	(276,000)
Payments to related party	1,138,298	(431,360)	(252,505)	811,381
Proceeds from borrowing	—	2,000,000	150,000	—
Payment of loans	—	(1,234,500)	(759,217)	(992,846)
Proceeds from capital lease obligations	—	—	—	—
Payment of capital lease obligations	—	(57,811)	(157,242)	(200,677)

Net cash provided by (used in) financing activities	69,415,919	(2,090,451)	(1,518,964)	(1,132,142)

Net increase (decrease) in cash	8,314,353	80,470	(87,016)	(277,598)
Cash and cash equivalents at the beginning of the period	—	67,365	154,381	431,979

Cash at the end of the year	$8,314,353	$147,835	$67,365	$154,381

Supplemental disclosures:
Cash paid during the year for interest	$2,804	$2,228,427	$2,369,422	$1,789,493

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MHI HOSPITALITY CORPORATION AND PREDECESSOR

CONSOLIDATED AND COMBINED FFO RECONCILIATION

	MHI Hospitality Period From December 21, 2004 to December 31, 2004	The Predecessor Period From January 1, 2004 to December 20, 2004	The Predecessor Year Ended December 31, 2003	The Predecessor Year Ended December 31, 2002
Net income (loss)	$(2,534,221)	$993,278	$139,836	$(122,039)
Add minority interest	(1,611,311)	595,539	152,097	224,864
Add depreciation and amortization	172,899	1,714,734	2,045,250	2,236,136
Add loss on dispoal of property	—	—	1,135	—

FFO	$(3,972,633)	$3,303,551	$2,338,318	$2,338,961

Funds from Operations, FFO, is used by industry analysts and investors as a supplemental operating performance measure of an equity REIT. FFO is calculated in accordance with the definition that was adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, NAREIT. FFO, as defined by NAREIT, represents net income or loss determined in accordance with GAAP, excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated operating real estate assets, plus certain non- cash items such as real estate asset depreciation and amortization, and after adjustment for any minority interest from unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by itself. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required GAAP presentations, has improved the understanding of the operating results of REITs among the investing public and made comparisons of REIT operating results more meaningful. Management considers FFO to be a useful measure of adjusted net income (loss) for reviewing comparative operating and financial performance because we believe FFO is most directly comparable to net income (loss), which remains the primary measure of performance, because by excluding gains or losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization, FFO assists in comparing the operating performance of a company’s real estate between periods or as compared to different companies. Although FFO is intended to be a REIT industry standard, other companies may not calculate FFO in the same manner as we do, and investors should not assume that FFO as reported by us is comparable to FFO as reported by other REITs. Below is a reconciliation of FFO to net income (loss).